UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OAK RIDGE FINANCIAL SERVICES, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

OAK RIDGE FINANCIAL SERVICES, INC.

ANNUAL MEETING OF SHAREHOLDERS

June 7, 2012

APPOINTMENT OF PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of Oak Ridge Financial Services, Inc. (the “Company”) comprised of all of the members of the Board of Directors of the Company, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held at the Company’s Corporate Center at 8050 Fogleman Road, Oak Ridge, North Carolina, on June 7, 2012, at 7:00 p.m. and at any and all adjournments thereof as follows:

The Board of Directors recommends you vote FOR the following:

1.	ELECTION OF DIRECTORS. Election of three (3) persons to serve as directors of the Company until the 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

FOR ALL ☐	WITHHOLD ALL ☐	WITHHOLD ALL EXCEPT ☐

Nominees: Ronald O. Black, James W. Hall and Dr. Stanley Tennant

To withhold authority to vote for any individual nominee(s), write that nominee’s name(s) on the line below.

2.	Proposal to approval the nonbinding advisory resolution for approval of the executive compensation disclosed in the Proxy Statement.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	The ratification of Elliott Davis, PLLC as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2012.

FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES AND “FOR” PROPOSALS 2 AND 3 ABOVE.

Date:                     , 2012

Signature	Signature (if shares held jointly)

Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

PLEASE MARK, SIGN, AND DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

OR

FOLLOW THE INSTRUCTIONS ON THE REVERSE TO APPOINT YOUR PROXY VIA THE INTERNET.

Control Number:	Proxy:	Shares:

INSTRUCTIONS FOR VOTING YOUR PROXY

We offer two alternative methods of voting this proxy:

•	Through the Internet (using a browser); and

•	By Mail (using the attached proxy card and postage-paid envelope)

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use this cost-effective and convenient method of voting, 24 hours a day, 7 days a week.

INTERNET VOTING Available until 5:00 p.m. Eastern Time on June 6, 2012

•	Visit the Internet voting website at: https://www.shareholderlink.com/fss/bkord/pxsignon.asp

•	In order to vote online, have the voting form in hand, go to the website listed above and follow the instructions.

•	When prompted for your Control Number, enter the 12-digit number printed above your name on the proxy card.

•	Your vote will be confirmed and cast as you directed.

•	You will only incur your usual Internet charges.

•	Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

•	It is not necessary to return the proxy card if you vote by Internet.

•

You may revoke your Internet appointment by revisiting our website and changing your vote prior to 5:00 p.m. on June 6, 2012, or by any method sufficient to revoke an appointment of proxy as set forth above.

This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.

VOTING BY MAIL

•	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you are voting through the Internet, please do not return your proxy card.

IMPORTANT: To ensure that a quorum is present please send in your appointment of proxy whether or not you plan to attend the annual meeting. Even if you send in your appointment of proxy, you will be able to vote in person at the meeting if you so desire.

We would like to obtain your email address so we can provide you with updates on the Bank. Please print your email address below:

Email Address:

Please check box if you plan to attend the meeting:  ☐